                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                          Berkshire Partners LLC

Address of Joint Filer:                       200 Clarendon Street
                                              35th Floor
                                              Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:     Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                             10/25/2021

Designated Filer:                             Berkshire Partners LLC

Signature:

Berkshire Partners LLC

By: BPSP, L.P., its managing member
By: Berkshire Partners Holdings LLC, its general partner

/s/Sharlyn C. Heslam
-------------------------------
Name:      Sharlyn C. Heslam
Title:     Managing Director

10/27/2021
------------
Date

                            Joint Filer Information

Name of Joint Filer:                          Berkshire Fund VIII-A, L.P.

Address of Joint Filer:                       200 Clarendon Street
                                              35th Floor
                                              Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:     Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                             10/25/2021

Designated Filer:                             Berkshire Partners LLC

Signature:

Berkshire Fund VIII-A, L.P.

By Eighth Berkshire Associates LLC,
its general partner

/s/ Sharlyn C. Heslam
----------------------------
Name:      Sharlyn C. Heslam
Title:     Managing Director

10/27/2021
------------
Date

                            Joint Filer Information

Name of Joint Filer:                          Berkshire Fund VIII, L.P.

Address of Joint Filer:                       200 Clarendon Street
                                              35th Floor
                                              Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:     Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                             10/25/2021

Designated Filer:                             Berkshire Partners LLC

Signature:

Berkshire Fund VIII, L.P.

By Eighth Berkshire Associates LLC,
its general partner

/s/ Sharlyn C. Heslam
-------------------------
Name:       Sharlyn C. Heslam
Title:      Managing Director

10/27/2021
-----------------
Date

                            Joint Filer Information

Name of Joint Filer:                          Berkshire Investors III LLC

Address of Joint Filer:                       200 Clarendon Street
                                              35th Floor
                                              Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:     Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                             10/25/2021

Designated Filer:                             Berkshire Partners LLC

Signature:

Berkshire Investors III LLC

/s/Sharlyn C. Heslam
---------------------------
Name:      Sharlyn C. Heslam
Title:     Managing Director

10/27/2021
------------
Date

                            Joint Filer Information

Name of Joint Filer:                       Berkshire Investors IV LLC

Address of Joint Filer:                    200 Clarendon Street
                                           35th Floor
                                           Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:  Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                          10/25/2021

Designated Filer:                          Berkshire Partners LLC

Signature:

Berkshire Investors IV LLC

/s/Sharlyn C. Heslam
--------------------------
Name:      Sharlyn C. Heslam
Title:     Managing Director

10/27/2021
--------------
Date

                            Joint Filer Information

Name of Joint Filer:                       Eighth Berkshire Associates LLC

Address of Joint Filer:                    200 Clarendon Street
                                           35th Floor
                                           Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:  Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                          10/25/2021

Designated Filer:                          Berkshire Partners LLC

Signature:

Eighth Berkshire Associates LLC

/s/ Sharlyn C. Heslam
-------------------------
Name:      Sharlyn C. Heslam
Title:     Managing Director

10/27/2021
---------------
Date

                            Joint Filer Information

Name of Joint Filer:                        Berkshire Partners Holdings LLC

Address of Joint Filer:                    200 Clarendon Street
                                           35th Floor
                                           Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:  Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                          10/25/2021

Designated Filer:                          Berkshire Partners LLC

Signature:

Berkshire Partners Holdings LLC

/s/Sharlyn C. Heslam
----------------------
Name:      Sharlyn C. Heslam
Title:     Managing Director

10/27/2021
------------
Date

                            Joint Filer Information

Name of Joint Filer:                       BPSP, L.P.

Address of Joint Filer:                    200 Clarendon Street
                                           35th Floor
                                           Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:  Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                          10/25/2021

Designated Filer:                          Berkshire Partners LLC

Signature:

BPSP, L.P.

By: Berkshire Partners Holdings LLC, its general partner

/s/Sharlyn C. Heslam
--------------------------
Name:      Sharlyn C. Heslam
Title:     Managing Director

10/27/2021
-------------
Date